                                                                    EXHIBIT 99.7
                             LETTER OF TRANSMITTAL
                               OFFER TO EXCHANGE
                         CASH OR SHARES OF COMMON STOCK
                                       OF

                                   PEOPLESOFT
                             WITH A VALUE EQUAL TO
             $7.05 PLUS 0.43 OF A SHARE OF PEOPLESOFT COMMON STOCK,
                   AT YOUR ELECTION AND SUBJECT TO PRORATION

                                      FOR

                     EACH OUTSTANDING SHARE OF COMMON STOCK
                                       OF

                             J.D. EDWARDS & COMPANY

                 PURSUANT TO THE PROSPECTUS DATED JUNE 19, 2003

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
        TIME, ON THURSDAY, JULY 17, 2003, UNLESS THE OFFER IS EXTENDED.
                              SEE INSTRUCTION 12.

                                  DELIVERY TO:

                        THE BANK OF NEW YORK, DEPOSITARY

       BY REGULAR MAIL:                    BY HAND:                 BY OVERNIGHT COURIER:
     The Bank of New York            The Bank of New York            The Bank of New York
     (PeopleSoft Tender)              Tender & Exchange          Tender & Exchange Department
       P.O. Box 859208              Department-11 West101            (PeopleSoft Tender)
   Braintree, MA 02185-9208             Barclay Street                  161 Bay State
                                      Receive & Deliver            RoadBraintree, MA 02184
                                     Window-Street Level
                                      New York, NY 10286

   By Facsimile Transmission (for Eligible Institutions Only): (781) 380-3388
                    To Confirm Facsimile Transmission Call:
                            (781) 843-1833, Ext 205

     BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, YOU SHOULD READ THE LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE W-9 FORM PROVIDED BELOW. IF A DELIVERY IS MADE TO PEOPLESOFT, INC. IT WILL NOT BE FORWARDED TO THE BANK OF NEW YORK AND THEREFORE SUCH DELIVERY WILL NOT CONSTITUTE A VALID DELIVERY.

     This Letter of Transmittal is to be used by stockholders of J.D. Edwards & Company, a Delaware corporation ("J.D. Edwards"), if certificates for J.D. Edwards Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of J.D. Edwards Shares is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in the Prospectus section titled "The Offer-Procedures for Tendering." J.D. Edwards stockholders who deliver J.D. Edwards Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and J.D. Edwards stockholders who deliver certificates for J.D. Edwards Shares are referred to herein as "Certificate Stockholders."

     Stockholders whose certificates for J.D. Edwards Shares are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus dated June 19, 2003 (the "Prospectus")), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their J.D. Edwards Shares according to the guaranteed delivery procedures set forth in the Prospectus section titled "The Offer-Guaranteed Delivery." See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT FOR THIS OFFER.

     Stockholders should use this form for the tender of J.D. Edwards Shares and should select among cash and shares of PeopleSoft common stock to be exchanged for tendered shares. Any holder who completes this Letter of Transmittal and tenders J.D. Edwards Shares without specifying the form of consideration such holder desires to receive will receive an allocation of the remaining cash and stock, or a combination of cash and stock, after allocating the cash and stock among the elections made in the offer. STOCKHOLDERS MUST ELECT EITHER ALL CASH OR ALL STOCK FOR J.D. EDWARDS SHARES REGISTERED IN THEIR NAME. STOCKHOLDERS MAKING AN INVALID ELECTION WILL BE TREATED AS NOT HAVING MADE AN ELECTION.

                  J.D. EDWARDS COMMON STOCK TENDERED FOR CASH

     Each holder of J.D. Edwards Shares who elects to receive cash for such Shares will receive an amount of cash having a value of $7.05 plus 0.43 of a share of PeopleSoft common stock, par value $.01 per share and associated stock purchase rights ("Peoplesoft Common Shares"), subject to proration. Please refer to the section of the Prospectus titled "The Offer -- Proration Rules" for a description and examples of how the proration formula will work.

     Please indicate below the number of J.D. Edwards Shares tendered herewith for cash by filling in the requested information in the following chart.

                    DESCRIPTION OF SHARES TENDERED FOR CASH

                                                  SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
                                                     (ATTACH ADDITIONAL LIST IF NECESSARY)
                                                  -------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                            TOTAL NUMBER OF
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                            SHARES REPRESENTED
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)     SHARE CERTIFICATE           BY SHARE          NUMBER OF SHARES
       APPEAR(S) ON SHARE CERTIFICATE(S))             NUMBER(S)(1)        CERTIFICATE(S)(1)         TENDERED(2)
------------------------------------------------  --------------------   --------------------   -------------------

------------------------------------------------  -------------------    -------------------     ------------------

------------------------------------------------  -------------------    -------------------     ------------------

------------------------------------------------  -------------------    -------------------     ------------------

                                                                         -------------------     ------------------
                                                  TOTAL SHARES

---------------

(1) Need not be completed by Book-Entry Stockholders.

(2) Unless otherwise indicated in this column, it will be assumed that all J.D. Edwards Shares represented by the certificates listed in column 3 are being tendered for cash. See Instruction 4.

 [ ] CHECK HERE IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR STOLEN. SEE
     INSTRUCTION 11.

                       J.D. EDWARDS COMMON STOCK TENDERED
                     FOR SHARES OF PEOPLESTOCK COMMON STOCK

     Each holder of J.D. Edwards Shares who elects to receive PeopleSoft Common Shares in exchange for J.D. Edwards Shares will receive a number of shares of PeopleSoft Common Shares having a value of

$7.05 plus 0.43 of PeopleSoft Common Shares. Please refer to the section of the Prospectus titled "The Offer -- Proration Rules" for a description and examples of how the proration formula will work.

     Please indicate below the number of J.D. Edwards Shares tendered herewith for PeopleSoft Common Shares by filling in the requested information in the following chart.

                    DESCRIPTION OF SHARES TENDERED FOR STOCK

                                                  SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
                                                     (ATTACH ADDITIONAL LIST IF NECESSARY)
                                                  -------------------------------------------
                                                                           TOTAL NUMBER OF
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                           SHARES REPRESENTED     NUMBER OF SHARES
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)     SHARE CERTIFICATE           BY SHARE            TENDERED (FOR
       APPEAR(S) ON SHARE CERTIFICATE(S))             NUMBER(S)(1)        CERTIFICATE(S)(1)           STOCK)
-----------------------------------------------   --------------------   --------------------   -------------------

------------------------------------------------  -------------------    -------------------     ------------------

------------------------------------------------  -------------------    -------------------     ------------------

------------------------------------------------  -------------------    -------------------     ------------------

                                                                         -------------------     ------------------
                                                  TOTAL SHARES

---------------

(1) Need not be completed by Book-Entry Stockholders.

(2) Unless otherwise indicated in this column, it will be assumed that all J.D. Edwards Shares represented by the certificates listed in column 3 are being tendered. See Instruction 4.

 [ ] CHECK HERE IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR STOLEN. SEE
     INSTRUCTION 11.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:
--------------------------------------------------------------------------------

     Account Number:
    ------------------------------- Transaction Code Number:
    -------------------------------------

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s):
     ---------------------------------------------------------------------------

     Window Ticket Number (if any) or DTC Participant Number:
                                   ---------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
                        --------------------------------------------------------

     Name of Institution that Guaranteed Delivery:
                 ---------------------------------------------------------------

     For Book-Entry Transfer, Complete the Following:

     Account Number:
    ------------------------------- Transaction Code Number:
    -------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:
    ----------------------------------------------------------------------------

     Address:
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby delivers to Jersey Acquisition Corporation, a Delaware corporation ("Acquisition Sub") and a wholly owned subsidiary of PeopleSoft, Inc., a Delaware corporation ("PeopleSoft," and together with Acquisition Sub, the "Acquiror"), the above-described shares of common stock, par value $0.001 per share (the "Common Stock"), and the associated stock purchase rights (the "Rights," and together with the Common Stock, the "J.D. Edwards Shares"), of J.D. Edwards & Company, a Delaware corporation ("J.D. Edwards"), for the type of consideration elected by the undersigned in this Letter of Transmittal, upon the terms and subject to the conditions set forth in the Prospectus dated June 19, 2003 (the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (the "Letter of Transmittal"). The Letter of Transmittal together with the Prospectus, as each may be amended or supplemented from time to time, collectively constitute the "Offer".

     Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance of the J.D. Edwards Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Acquiror, all right, title and interest in and to all of the J.D. Edwards Shares that are being tendered hereby (and any and all non-cash dividends, non-cash distributions, rights, other J.D. Edwards Shares or other securities issued or issuable in respect thereof on or after July 17, 2003 (collectively, "Distributions") and irrevocably constitutes and appoints The Bank of New York, the Exchange Agent, as the true and lawful agent and attorney-in-fact of the undersigned with respect to such J.D. Edwards Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such J.D. Edwards Shares (and any and all Distributions), or transfer ownership of such J.D. Edwards Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to, or upon the order of Acquiror, (ii) present such J.D. Edwards Shares (and any and all Distributions) for transfer on the books of J.D. Edwards, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such J.D. Edwards Shares (and any and all Distributions), all in accordance with the terms of the Offer.

     By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Kevin Parker and Anne Jordan in their respective capacities as employees of Acquisition Sub, and any individual who shall thereafter succeed to any such office of Acquisition Sub, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution, to vote at any annual or special meeting of J.D. Edwards' stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the J.D. Edwards Shares (and any and all Distributions) tendered hereby and accepted for exchange or payment by Acquiror. This appointment will be effective if and when, and only to the extent that, Acquiror accepts such J.D. Edwards Shares for exchange and payment, and exchanges and pays for such J.D. Edwards Shares, pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for exchange and payment of such J.D. Edwards Shares in accordance with the terms of the Offer. Such acceptance for exchange and payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such J.D. Edwards Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Acquiror reserves the right to require that, in order for J.D. Edwards Shares (or other Distributions) to be deemed validly tendered, immediately upon Acquiror's acceptance for exchange or payment of such J.D. Edwards Shares, Acquiror or its designee must be able to exercise full voting, consent and other rights with respect to such J.D. Edwards Shares (and any and all Distributions), including voting at any meeting of J.D. Edwards' stockholders.

     The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, sell, assign and transfer the J.D. Edwards Shares tendered hereby and all Distributions, (ii) the undersigned owns the J.D. Edwards Shares tendered hereby, and (iii) when the same are accepted for exchange and payment, and exchanged and paid for, by Acquiror, Acquiror will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Acquiror to be necessary or desirable to complete the sale, assignment and transfer of the J.D. Edwards Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Exchange Agent for the account of Acquiror all Distributions in respect of the J.D. Edwards Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Acquiror shall be entitled to all rights and privileges as owner of each such Distribution and may choose not to exchange or pay for the J.D. Edwards Shares tendered hereby or may reduce from the total consideration due, the amount or value of such Distribution as determined by Acquiror in its sole discretion.

     The undersigned represents and warrants that the undersigned has read and agrees to all of the terms and conditions of the Offer. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. This tender is irrevocable; provided that, Shares tendered pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date, and unless theretofore accepted for exchange or payment as provided for in the Prospectus, may also be withdrawn at any time after August 17, 2003, subject to the withdrawal rights and procedures set forth in the Prospectus.

     The undersigned understands that the valid tender of J.D. Edwards Shares pursuant to any one of the procedures described in the Prospectus section titled "The Offer-Procedures for Tendering" and in the Instructions hereto will constitute a binding agreement between the undersigned and Acquiror upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment).

     Without limiting the foregoing, if the value of the consideration to be paid in the Offer is amended in accordance with the terms and subject to the conditions of the Amended and Restated Agreement and Plan of Merger and Reorganization dated as of June 16, 2003 among PeopleSoft, Acquisition Sub and J.D. Edwards (the "Merger Agreement"), the value of the consideration to be paid to the undersigned will be that of the amended consideration, notwithstanding the fact that a different amount of consideration is provided for in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Prospectus, Acquiror may not be required to accept for exchange or payment any of the J.D. Edwards Shares tendered hereby.

     Unless otherwise indicated under "Special Issuance Instructions" herein, please issue the PeopleSoft Common Shares (including any cash payments and cash in lieu of fractional PeopleSoft Common Shares), and return any certificates for J.D. Edwards Shares not tendered or not accepted for exchange in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions" herein, please mail the PeopleSoft Common Shares (including any cash payments and cash in lieu of fractional PeopleSoft Common Shares) and return any certificates for J.D. Edwards Shares not tendered or not accepted for exchange or payment (and any accompanying documents, as appropriate) to the addressees of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Issuance Instructions" and "Special Delivery Instructions" are both completed, please issue the PeopleSoft Common Shares (including any cash payments and cash in lieu of fractional

PeopleSoft Common Shares), and issue certificates for J.D. Edwards Shares not so tendered or accepted, in the name of, and deliver said certificates, the person or persons so indicated. Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," please credit any J.D. Edwards Shares tendered herewith by book-entry transfer that are not accepted for exchange or payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Acquiror has no obligation, pursuant to the "Special Issuance Instructions," to transfer any J.D. Edwards Shares from the name of the registered holder thereof if Acquiror does not accept for exchange or payment any or all of the J.D. Edwards Shares so tendered.

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if (i) the PeopleSoft Common Shares issued in the Offer are to be issued in the name of someone other than the undersigned, (ii) certificates for the J.D. Edwards Shares not tendered or not accepted for exchange or payment are to be issued in the name of someone other than the undersigned, or (iii) J.D. Edwards Shares tendered hereby and delivered by book-entry transfer that are not accepted for exchange or payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

Issue  [ ] check and/or
       [ ] certificate(s) to:

Name
--------------------------------------------------------------------------------
     (PLEASE PRINT)

Address
--------------------------------------------------------------------------------

       -------------------------------------------------------------------------
                                      (ZIP CODE)

                ------------------------------------------------
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                           (SEE SUBSTITUTE FORM W-9)

[ ] Credit the J.D. Edwards Shares tendered by book-entry transfer that are not accepted for exchange to DTC to the account set forth below:

                ------------------------------------------------
          (BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER, IF APPLICABLE)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if certificates for the J.D. Edwards Shares not tendered or not accepted for exchange or payment and the cash and/or PeopleSoft Common Shares issued in the Offer are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered."

Issue  [ ] check and/or
       [ ] certificate(s) to:

Name
--------------------------------------------------------------------------------
     (PLEASE PRINT)

Address
--------------------------------------------------------------------------------

       -------------------------------------------------------------------------
                                      (ZIP CODE)

                ------------------------------------------------
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                           (SEE SUBSTITUTE FORM W-9)

                                   IMPORTANT
                         STOCKHOLDERS PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

           ---------------------------------------------------------
                         SIGNATURE(S) OF STOCKHOLDER(S)

Dated ------------------------------ , 200

Name(s)
--------------------------------------------------------------------------------

        ------------------------------------------------------------------------
                                     (PLEASE PRINT)

Capacity
--------------------------------------------------------------------------------
                                  (SEE INSTRUCTION 5)

Address
--------------------------------------------------------------------------------

       -------------------------------------------------------------------------
                                   (ZIP CODE)

Area Code and Telephone Number
---------------------------------------------------------------------------

Taxpayer Identification/Social Security Number
--------------------------------------------------------------
                                               (SEE SUBSTITUTE FORM W-9)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on J.D. Edwards Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED; SEE INSTRUCTIONS 1 AND 5)
                     FOR USE BY ELIGIBLE INSTITUTIONS ONLY,
                    PLACE MEDALLION GUARANTEE IN SPACE BELOW

Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

       -------------------------------------------------------------------------
                                   (ZIP CODE)

Authorized Signature:
--------------------------------------------------------------------------------

Name(s)
--------------------------------------------------------------------------------

Area Code and Telephone Number
---------------------------------------------------------------------------

Dated ------------------------------ , 200

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of J.D. Edwards Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of J.D. Edwards Shares) tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions," or (b) if such J.D. Edwards Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Securities Transfer Agent's Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as defined in Rule 17Ad-15 under the Securities Exchange Act 1934, as amended) (each of the foregoing, an "Eligible Institution"). In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 5 of this Letter of Transmittal.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by stockholders of J.D. Edwards either if J.D. Edwards Share certificates are to be forwarded to the Exchange Agent or, unless an Agent's Message is utilized, if delivery of J.D. Edwards Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in the Prospectus Section titled "The
Offer -- Procedures for Tendering." For a stockholder to validly tender J.D. Edwards Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer) and any other required documents, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered J.D. Edwards Shares must be received by the Exchange Agent at one of such addresses prior to the Expiration Date, or (ii) J.D. Edwards Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in the Prospectus section titled "The Offer -- Procedures for Tendering" and a Book-Entry Confirmation must be received by the Exchange Agent prior to the Expiration Date, or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and in the Prospectus section titled "The Offer -- Guaranteed Delivery."

     Stockholders whose certificates for J.D. Edwards Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their J.D. Edwards Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in the Prospectus Section titled "The Offer -- Guaranteed Delivery."

     Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Acquiror, must be received by the Exchange Agent prior to the Expiration Date, and (iii) the certificates for all tendered J.D. Edwards Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered J.D. Edwards Shares), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Exchange Agent within three Nasdaq trading days after the date of execution of such Notice of Guaranteed Delivery. A "Nasdaq trading day" is any day on which the Nasdaq is open for business.

     The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-

Entry Transfer Facility tendering the J.D. Edwards Shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Acquiror may enforce such agreement against the participant.

     The signatures on this Letter of Transmittal cover the J.D. Edwards Shares tendered hereby.

     THE METHOD OF DELIVERY OF THE J.D. EDWARDS SHARES, THIS LETTER OF TRANSMITTAL, THE CERTIFICATE(S) REPRESENTING J.D. EDWARDS SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER. THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional PeopleSoft Common Shares will be issued. All tendering stockholders, by executing this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of acceptance of their J.D. Edwards Shares for exchange or payment.

     3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the number of J.D. Edwards Shares tendered and the Share certificate numbers with respect to such J.D. Edwards Shares should be listed on a separate signed schedule and attached hereto.

     4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the J.D. Edwards Shares evidenced by any Share certificate delivered to the Exchange Agent herewith are to be tendered hereby, fill in the number of J.D. Edwards Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the J.D. Edwards Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All J.D. Edwards Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the J.D. Edwards Shares tendered hereby, the signature (s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the J.D. Edwards Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered J.D. Edwards Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any Share certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Acquiror of the authority of such person so to act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the J.D. Edwards Shares listed and transmitted hereby, no endorsements of Share certificates or separate stock powers are required unless payment or certificates for J.D. Edwards Shares not tendered or not accepted for exchange or payment are to be issued in the name of a person other than the registered holder(s). An Eligible Institution must guarantee signatures on any such Share certificates or stock powers.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the J.D. Edwards Shares evidenced by certificates listed and transmitted hereby, the Share certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share certificates. An Eligible Institution must guarantee signature(s) on any such Share certificates or stock powers.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Acquiror will pay all stock transfer taxes, if any, applicable to the transfer and sale of J.D. Edwards Shares to Acquiror or its order pursuant to the Offer. If, however, delivery of the consideration in respect of the Offer is to be made, or (in the circumstances where permitted hereby) if certificates for J.D. Edwards Shares not tendered or not accepted for exchange or payment are to be registered in the name of any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer and sale to such other person will be deducted from the overall consideration paid unless evidence satisfactory to Acquiror of the payment of such taxes, or exemption therefrom, is submitted herewith.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share certificates evidencing the J.D. Edwards Shares tendered hereby.

     7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If certificates for PeopleSoft Common Shares, a check for any cash in lieu of fractional PeopleSoft Common Shares or as payment for J.D. Edwards Shares tendered, or certificates for J.D. Edwards Shares not accepted for exchange or payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering J.D. Edwards Shares by book-entry transfer may request that J.D. Edwards Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate in the box entitled "Special Issuance Instructions." If no such instructions are given, any such J.D. Edwards Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such J.D. Edwards Shares were delivered.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address and phone number set forth below, or from your broker, dealer, commercial bank, trust company or other nominee.

     9. WAIVER OF CONDITIONS. Acquiror reserves the absolute right in its sole discretion (subject to the Merger Agreement) to waive, at any time or from time to time, any of the specified conditions of the Offer (other than the minimum tender condition, the conditions relating to regulatory approvals and the conditions relating to the absence of an injunction and the effectiveness of the registration statement for the PeopleSoft Common Shares to be issued in the Offer), in whole or in part, in the case of any J.D. Edwards Shares tendered.

     10. LOST, DESTROYED OR STOLEN SHARE CERTIFICATES. If any certificate(s) representing J.D. Edwards Shares has been lost, destroyed or stolen, the stockholder should promptly notify J.D. Edwards' Transfer Agent, Computershare Trust Company, 350 Indiana Street, Suite 800, Golden, Colorado 80401. They can also be reached at (800) 962-4284. The stockholder will then be instructed as to the steps that must be taken in order to replace the Share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share certificates have been followed.

     11. WITHDRAWAL RIGHTS. Tenders of J.D. Edwards Shares may be withdrawn at any time prior to 12:00 midnight, New York City time, on the Expiration Date.

     For a withdrawal of a tender of J.D. Edwards Shares to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above or, in the case of Eligible Institutions, at the facsimile number above, prior to 12:00 midnight, New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the J.D. Edwards Shares to be withdrawn (the "Depositor"), (ii) the number of J.D. Edwards Shares to be withdrawn, (iii) the name(s) in which the certificate(s) representing such J.D. Edwards Shares are registered, if different from that of the person who tendered such J.D. Edwards Shares, and (iv) in the case of a tender pursuant to the procedures by book-entry transfer, specify the name and number of the account at DTC to be credited with such withdrawn J.D. Edwards Shares and otherwise comply with DTC's procedures. If certificates for Shares to be withdrawn have been delivered or otherwise identified to the Exchange Agent, the name of the registered holder and the serial numbers shown on the particular certificate evidencing the Shares to be withdrawn must also be furnished to the Exchange Agent prior to the physical release of the Shares to be withdrawn.

     An Eligible Institution must guarantee the signature(s) on the notice of withdrawal, except in the case of Shares tendered by an Eligible Institution. All questions as to the form and validity (including time of receipt) of notices of withdrawal will be determined by Acquiror, in its sole discretion, and its determination will be final and binding on all parties. Any withdrawn J.D. Edwards Shares will be deemed not to have been validly tendered for exchange or payment for purposes of the Offer and no PeopleSoft Common Shares or cash will be issued or paid with respect thereto, as the case may be, unless the J.D. Edwards Shares so withdrawn are validly retendered. Any J.D. Edwards Shares that have been tendered for exchange or payment but which are not exchanged for any reason will be credited into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in the Prospectus section titled "The Offer -- Procedures for Tendering," and such J.D. Edwards Shares will be credited to an account maintained with the Book-Entry Transfer Facility for the J.D. Edwards Shares as soon as practicable after withdrawal, rejection of tender or termination of the Offer. Properly withdrawn J.D. Edwards Shares may be retendered by following one of the procedures described in the Prospectus sections titled "The Offer -- Procedures for Tendering" or "The Offer -- Guaranteed Delivery," at any time prior to 12:00 midnight, New York City time, on the Expiration Date.

     Tenders of J.D. Edwards Shares may also be withdrawn after the expiration of 60 calendar days from the commencement of the Offer if a tender has not yet been accepted for exchange or payment.

                                   IMPORTANT:

     THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED J.D. EDWARDS SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR J.D. EDWARDS SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                           IMPORTANT TAX INFORMATION

     Under United States federal income tax law, a stockholder whose tendered J.D. Edwards Shares are accepted for payment may be subject to backup withholding at a rate of 28% on all reportable payments received pursuant to the Offer. To prevent backup withholding on such payments, the stockholder is required to notify the Exchange Agent (as payer) of such stockholder's correct social security number, individual taxpayer identification number, or employer identification number (each a Taxpayer Identification Number or a "TIN") by completing the enclosed Substitute Form W-9, certifying that the TIN provided on the form is correct (or that such stockholder is awaiting a TIN), and that (i) the stockholder has not been notified by the Internal Revenue Service that the stockholder is subject to backup withholding as a result of failure to report interest or dividends or (ii) after being so notified, the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding. If a tendering stockholder is subject to federal backup withholding, the stockholder must cross out item (2) in Part 2 of the Certification box on the Substitute Form W-9. If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the IRS. In addition, reportable payments that are made to such stockholder with respect to J.D. Edwards Shares accepted for payment pursuant to the Offer may be subject to federal backup withholding at the applicable withholding rate (which is currently 28%).

     Each stockholder is required to give the Exchange Agent the TIN of the record holder of the J.D. Edwards Shares. If the J.D. Edwards Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. A stockholder who does not have a TIN may check the box in
Part 3 of the Substitute Form W-9 if such stockholder has applied for a number or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder must also complete the "Certificate of Awaiting Taxpayer Identification Number" below in order to avoid backup withholding. If the box is checked, reportable payments that are received pursuant to the Offer will be subject to backup withholding unless the stockholder has furnished the Exchange Agent with his or her TIN by the time such payment is made. A stockholder who checks the box in Part 3 in lieu of furnishing such stockholder's TIN should furnish the Exchange Agent with such stockholder's TIN as soon as it is received.

     Certain stockholders (including, among others, all corporations and certain non-United States individuals) are not subject to these federal backup withholding requirements. In order for a non-United States individual to qualify as an exempt recipient, that stockholder must submit to the Exchange Agent a properly completed IRS Form W-8BEN, signed under penalties of perjury, attesting to that individual's exempt status. Such forms may be obtained from the Exchange Agent. Exempt stockholders, other than non-United States individuals, should furnish their TIN on the Substitute Form W-9, write "EXEMPT" on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If federal backup withholding applies, the Exchange Agent is required to withhold 28% of the amount of all reportable payments that are made to the stockholder pursuant to the Offer.

     Federal backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                        PART 1 -- Taxpayer Identification No. -- For All
 FORM W-9                           Accounts Enter your taxpayer identification number ------------------------
                                    in the appropriate line at the right. For most
 DEPARTMENT OF THE TREASURY         individuals and sole proprietors, this is your      Social Security Number
 INTERNAL REVENUE SERVICE           Social Security Number. For other entities, it is
                                    your Employer Identification Number. If you do not  OR
 PAYER'S REQUEST FOR                have a number, see "How to Obtain a TIN" in the    ------------------------
 TAXPAYER IDENTIFICATION NO         enclosed Guidelines.                                Employee Identification
                                                                                       Number
                                    Note: If the account is in more than one name, see
                                    the chart on page 1 of the enclosed Guidelines to
                                    determine what number to enter.
                                   ----------------------------------------------------------------------------
                                    PART 2 -- Certification -- Under penalties of perjury, I certify that:
                                    (1) The number shown on this form is my correct Taxpayer Identification
                                    Number (or I am waiting for a number to be issued to me);
                                    (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest and dividends or (c) after having been so notified, I have been notified by the Internal Revenue Service ("IRS") that I am no longer subject to backup withholding; and
                                    (3) Any information provided on this form is true, correct and complete.
                                   ----------------------------------------------------------------------------
                                                                                       PART 3
                                                                                       Awaiting TIN [ ]
                                    CERTIFICATION INSTRUCTIONS -- You must cross out
                                    item (2) in Part 2 above if you have been notified
                                    by the IRS that you are subject to backup
                                    withholding because of under-reporting interest or
                                    dividends on your tax return. However, if after
                                    being notified by the IRS that you were subject to
                                    backup withholding you received another
                                    notification from the IRS stating that you are not
                                    longer subject to backup withholding, do not cross
                                    out such item (2).
                                   ----------------------------------------------------------------------------
                                   PAYEE'S NAME: PAYEE'S ADDRESS: -------------------------------
                                   SIGNATURE DATE ---------------- , 200
---------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF THE AMOUNT OF ALL REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.

  YOU MUST COMPLETE THE CERTIFICATE BELOW IF YOU CHECKED THE BOX IN PART 3 OF
                              SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of the amount of all reportable payments made to me pursuant to the Offer will be withheld.

Signature                                                   Date
          ------------------------------------------------  ------------------------

Name (please print)
                  --------------------------------------------------------------

     Any questions or requests for assistance or additional copies of the Prospectus, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent at the telephone number and location listed below. Holders of J.D. Edwards Shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the offer.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                          (GEORGESON SHAREHOLDER LOGO)

                          17 STATE STREET, 10TH FLOOR
                               NEW YORK, NY 10004
                     BANKS AND BROKERS CALL: (212) 440-9800
                   ALL OTHERS CALL TOLL FREE: (800) 248-2681

                      THE DEALER MANAGER FOR THE OFFER IS:

                                   CITIGROUP

                         CITIGROUP GLOBAL MARKETS INC.
                              388 GREENWICH STREET
                               NEW YORK, NY 10013
                             PHONE: (877) 820-8015